UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported):  July 15, 2005


                        ------------------------------


                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)


                        ------------------------------


        Maryland                    1-14045               36-4219376
     ----------------          -----------------       ------------------
     (State or Other           (Commission File        (IRS Employer
     Jurisdiction of                Number)            Identification No.)
     Incorporation)


                            3 Bethesda Metro Center
                                  Suite 1200
                           Bethesda, Maryland 20814
                   ----------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (301) 941-1500


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 7.01   REGULATION FD DISCLOSURE.

      On July 15, 2005, LaSalle Hotel Properties (the "Company") issued a press release announcing an increase in its monthly dividend to $0.10 per common share of beneficial interest for each of the months of July, August and September 2005. A copy of such press release is furnished as Exhibit
99.1 to this report.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following exhibits are included with this report:

            99.1 Press release dated July 15, 2005, issued by LaSalle Hotel Properties.





      The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.









































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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LASALLE HOTEL PROPERTIES



                                     By:   /s/ HANS S. WEGER
                                           ------------------------------
                                           Hans S. Weger
                                           Executive Vice President,
                                           Treasurer and
                                           Chief Financial Officer


Date:  July 15, 2005
















































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


                                 EXHIBIT INDEX
                                 -------------




EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press release dated July 15, 2005, issued by
                  LaSalle Hotel Properties.


























































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